UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 10, 2017

KemPharm, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Crosspark Road, Suite E126 Coralville, IA		52241
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (319) 665-2575

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01     Regulation FD Disclosure.

On August 10, 2017, KemPharm, Inc., or the Company, issued a press release announcing preliminary results of KP415.109, a Phase 1 trial designed to assess the relative pharmacokinetics, or PK, of three different formulations of KP415 vs. a methylphenidate-containing comparator product, or Concerta, at both single and multiple dose conditions. KP415 is the Company’s co-lead attention deficit hyperactivity disorder, or ADHD, product candidate.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information set forth in this Item 7.01 and contained in the press release furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01     Other Events.

In the press release described above, on August 10, 2017, the Company announced preliminary results of KP415.109. The Phase 1 clinical trial, or KP415.109, was designed to assess the relative PK of three different co-formulations of the KP415 extended release, or ER, prodrug in combination with immediate release, or IR, d-methylphenidate, or d-MPH, compared with 54mg of Concerta, after oral administration of once-daily doses for seven days under fasted conditions. Forty-eight healthy volunteers (12 per dosing group) were enrolled in and completed this open-label, multiple-dose, parallel-group PK clinical trial. Each co-formulation contained total equivalent amounts of 40 mg d-MPH. PK results were evaluated both on a single-dose basis, after the first day of dosing, and a multiple-dose basis over seven days.

Steady state was reached after a few days of dosing in all groups. The combination of 70% KP415 prodrug, the component with ER characteristics, and 30% IR d-MPH resulted in a mean Day-7 d-MPH trough concentration, or Cmin; pre-dose on Day-7, of 3.3 ng/mL and a mean Day-7 d-MPH peak concentration, or Cmax, of 20.9 ng/mL, at a median Tmax of 1.5 hours.

On Day-7, the mean systemic exposure over the dosing interval, or AUC0-24, for d-MPH was 208 ng•hr/mL for all completers and the mean terminal elimination plasma half-life, or T1/2, of d-MPH was 8.9 hr. The mean accumulation ratios, or Day-7/Day-1 ratios, for Cmin, Cmax and AUC0-24 were 1.31, 1.20 and 1.34, respectively. The combination of the 70%/30% KP415/d-MPH resulted in early peak d-MPH exposure followed by sustained d-MPH exposure, as desired for chronic, once-per-day treatment of ADHD in a pediatric population. Based on previously established PK of MPH-based products, KP415 may show an effect vs. placebo from 0.5 hours to 13 hours as substantial plasma concentrations of active MPH were measured during this time period. This may provide both early onset of action with total duration that may exceed 12.5 hours based on available data.

Plasma concentrations of the inactive, intact KP415 prodrug molecule were measured after oral administration, which may contribute to the ER profile of KP415-derived d-MPH. Intact KP415 did not accumulate after multiple doses, and its mean T1/2 on Day-7 was 5.1 hours.

Both treatments were generally well-tolerated and there were no serious adverse events.

Caution Concerning Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements include statements regarding the expected features and characteristics of KP415, the expected timing of the initiation and completion of any clinical trials of KP415 and the expected timing for any submission of a New Drug Application with the U.S. Food and Drug Administration for KP415. These forward-looking statements are not guarantees of future actions or performance. These forward-looking statements are based on information currently available to the Company and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the risks and uncertainties associated with: the Company's financial resources and whether they will be sufficient to meet the Company's business objectives and operational requirements; results of earlier studies and trials may not be predictive of future clinical trial results; the protection and market exclusivity provided by the Company's intellectual property; risks related to the drug discovery and the regulatory approval process; the impact of competitive products and technological changes; and the FDA approval process under the Section 505(b)(2) regulatory pathway, including without limitation any timelines for related approval. The Company's forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning the Company’s business are described in additional detail in the Company's Annual Report on Form 10-K for the year ended December 31, 2016, and the Company’s other Periodic and Current Reports filed with the Securities and Exchange Commission. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release titled "KemPharm Announces Preliminary Results from KP415 Pharmacokinetic Single and Multiple Dose Trial" dated August 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KemPharm, Inc.

Date: August 10, 2017	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Press Release titled "KemPharm Announces Preliminary Results from KP415 Pharmacokinetic Single and Multiple Dose Trial" dated August 10, 2017.